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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated June 15, 1999 included in this Form 10-K, into the Company's previously filed Registration Statements (File Nos. 33-72066, 33-89442 and 33-93396).

Roseland, New Jersey
June 16, 1999